EXHIBIT 99.2
                     Executive Officers and Directors of SCL

                                                       Principal Occupation                 Principal Business in Which
Name/Citizenship           Position                    And Business Address                   Employment is Conducted
----------------           --------                    --------------------                   -----------------------

------------------  ------------------------ --------------------------------------------  ----------------------------
Michael Bregman/      Director, Chairman of   Chief Executive Officer of SCL, 175 Bloor     Specialty coffee retail
Canadian              the Board, and C.E.O.   Street East, South Tower, Suite 801,          operations in United States
                      of SCL                  Toronto, Ontario, Canada, M4W 3R8             and Canada.
------------------  ------------------------ --------------------------------------------  ----------------------------
Louis Bregman/        Director, Executive     Executive Vice President of SCL, 175 Bloor    Specialty coffee retail
Canadian              Vice President          Street East, South Tower, Suite 801,          operations in United States
                                              Toronto, Ontario, Canada, M4W 3R8             and Canada.
------------------  ------------------------ --------------------------------------------  ----------------------------
Alton McEwen/         Director, President     President and C.O.O. of SCL for U.S.          Specialty coffee retail
Canadian              and C.O.O. of SCL       Operations, 11480 Commercial Parkway,         operations in United
                      for U.S. Operations     Castroville, California 95012                 States.
------------------  ------------------------ --------------------------------------------  ----------------------------
Randy A. Powell/      Director, President     President and C.O.O. of SCL for Canadian      Specialty coffee retail
Canadian              and C.O.O. of SCL       Operations, 175 Bloor Street East, South      operations in Canada.
                      for Canadian            Tower, Suite 801, Toronto, Ontario,
                      Operations              Canada, M4W 3R8
------------------  ------------------------ --------------------------------------------  ----------------------------
Kathy Welsh/          Exec. Vice President    Chief Financial Officer of SCL, 175 Bloor     Specialty coffee retail
Canadian              and Chief Financial     Street East, South Tower, Suite 801,          operations in United States
                      Officer of SCL          Toronto, Ontario, Canada, M4W 3R8             and Canada.
------------------  ------------------------ --------------------------------------------  ----------------------------
Robert M Haft         Director                Managing Partner of Hamilton Morgan and       Retail sale of vitamins and
                                              President and C.E.O. of Vitamin Superstore,   similar products.
                                              3000 K St., Ste 105, Wash., D.C. N.W. 20008
------------------  ------------------------ --------------------------------------------  ----------------------------
Dian Cohen            Director                President, Dian Cohen Productions Ltd.,       Economic and business
Canadian                                      Ayer's Cliff, Quebec, Canada                  communications
                                                                                            consulting.
------------------  ------------------------ --------------------------------------------  ----------------------------
Dale Lastman/         Director                Partner in Goodman Phillips & Vineberg, 250   Practice of law.
Canadian                                      Yonge Street, Suite 2400, Toronto, Ontario
                                              Canada M5B 2M6
------------------  ------------------------ --------------------------------------------  ----------------------------
Hugh Segal/           Director                Fellow in the School of Policy Studies,       Financial investment and
Canadian                                      Queen's University; Associate, Gluskin Sheff  investment fund
                                              & Associates, Inc., Toronto, Ontario,
                                              Canada management.
------------------  ------------------------ --------------------------------------------  ----------------------------
Roy Sugden/           Director                Retired executive c/o SCL, 175 Bloor Street   Director of SCL
Canadian                                      East, South Tower, Suite 801, Toronto,
                                              Ontario, Canada, M4W 3R8
------------------  ------------------------ --------------------------------------------  ----------------------------
M. Bernard Syron/     Director                Chairman of the Board and C.E.O., Cara        Commercial restaurant,
Canadian                                      Operations Limited, 230 Bloor Street West,    food, and other hospitality
                                              Toronto, Ontario, Canada M5S 1T8              services.
------------------  ------------------------ --------------------------------------------  ----------------------------
Gabriel               Director                President and C.O.O., Cara Operations         Commercial restaurant,
Tsampalieros/                                 Limited, 230 Bloor Street West, Toronto,      food, and other hospitality
Canadian                                      Ontario, Canada M5S 1T8                       services.
------------------  ------------------------ --------------------------------------------  ----------------------------
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                                                                    Page 9 of 10

                     Executive Officers and Directors of SCU

                                                       Principal Occupation                 Principal Business in Which
Name/Citizenship           Position                    And Business Address                   Employment is Conducted
----------------           --------                    --------------------                   -----------------------

------------------  ------------------------ --------------------------------------------  ----------------------------
Michael Bregman/      Director                Chief Executive Officer of SCL,      Specialty coffee retail operations in
Canadian                                      175 Bloor Street East, South Tower,  United States and Canada.
                                              Suite 801, Toronto, Ontario,
                                              Canada, M4W 3R8
------------------  ------------------------ --------------------------------------------  ----------------------------
Louis Bregman/        Director                Executive Vice Presidentof SCL,      Specialty coffee retail operations in
Canadian                                      175 Bloor Street East, South Tower,  United States and Canada.
                                              Suite 801, Toronto, Ontario,
                                              Canada, M4W 3R8
------------------  ------------------------ --------------------------------------------  ----------------------------
Alton McEwen/         Director, President     President and Chief Operating        Specialty coffee retail operations in
Canadian                                      Officer of SCL for U.S.              United States.
                                              Operations, 11480 Commercial
                                              Parkway, Castroville, California
                                              95012
------------------  ------------------------ --------------------------------------------  ----------------------------
Kathy Welsh/          Secretary               Chief Financial Officer of SCL, 175  Specialty coffee retail operations in
Canadian                                      Bloor Street East, South Tower,      United States and Canada.
                                              Suite 801, Toronto, Ontario,
                                              Canada, M4W 3R8
------------------  ------------------------ --------------------------------------------  ----------------------------

                                                                   Page 10 of 10